Subsequent Events	12 Months Ended
Jan. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Financing under Warehouse Financing Transaction and Early Redemption of 2016-B Class B Notes. On February 15, 2018, affiliates of the Company closed on a financing transaction in the amount of $52.2 million (the "Financing"). The net proceeds of the Financing were used to prepay in full the Series 2016-B Class B Notes (the "2016-B Redeemed Notes"), which had been issued by Conn’s Receivables Funding 2016-B, LLC under a securitization transaction entered into on October 6, 2016, that were still outstanding as of February 15, 2018.
On February 15, 2018, the Company completed the redemption of its 2016-B Redeemed Notes at an aggregate redemption price of $73.6 million (which was equal to the entire outstanding principal of, plus accrued interest and the call premium on, the 2016-B Redeemed Notes). The net funds used to call the notes was $50.3 million, which is equal to the redemption price less adjustments of $23.3 million for funds held in reserve and collection accounts in accordance with the terms of the applicable indenture governing the 2016-B Redeemed Notes. The difference between the net proceeds of the Warehouse Financing and the carrying value of the 2016-B Redeemed Notes at redemption was used to fund fees, expenses and a reserve account related to the Warehouse facility.

Equity Awards. On March 28, 2017, the Compensation Committee of the Board of Directors approved equity awards to certain officers of the Company (“Equity Awards”), consisting of an aggregate of 620,166 non-qualified stock options (“Options”) and 77,280 RSUs.  The Options and RSUs are scheduled to vest in two equal installments as follows: 310,083 of the Options and 38,640 of the RSUs to vest on March 28, 2021, and 310,083 of the Options and 38,640 of the RSUs to vest on March 28, 2022.  The Options are exercisable after vesting at a strike price of $32.35, the Company’s closing stock price on the date of the Equity Awards.